EXHIBIT 24.01








INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements Nos. 33-3777, 33-16650, 33-55383, 33-63956 and 333-12463 of our
report dated April 18, 1997, with respect to the consolidated financial statements and schedule of Park Electrochemical Corp. included in the Annual Report on Form 10-K of Park Electrochemical Corp. for the fiscal year ended March 2, 1997.



ERNST & YOUNG LLP



New York, New York
May 29, 1997






[exh2401]